UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):     June 8, 2007 (June 5, 2007)
PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	File Number 1-10827 (Commission File Number)	22-3122182 (I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey (Address of principal executive offices)	07677 (Zip Code)
Registrant’s telephone number, including area code:     (201) 802-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 7, 2007, Par Pharmaceutical Companies, Inc. (the “Company”), issued a press release announcing that Mr. Gerard A. Martino has been named executive vice president and chief operating officer, and that Ms. Veronica A. Lubatkin has been named executive vice president and chief financial officer, by the Company’s Board of Directors (the “Board”) both effective as of June 5, 2007. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Mr. Martino, age 45, had served as vice president and chief financial officer of the Company since March 2006. Prior to joining the Company, Mr. Martino served as vice president, global materials management, from 1999 through March 2006 at Schering-Plough Corporation. There are no arrangements or understandings between Mr. Martino and any other person pursuant to which he was selected as an officer of the Company, and Mr. Martino has no reportable transactions under Item 404(a) of Regulation S-K. It is anticipated that the Company and Mr. Martino will cancel and replace Mr. Martino’s existing employment agreement in the near future commensurate with his new positions. The employment agreement is expected to have a term of three years, and to entitle Mr. Martino to a starting base salary of approximately $470,000 plus a bonus at the election of the Board, including the option to participate in long-term incentive plans including stock options, restricted stock and similar equity plans of the Company.
Ms. Lubatkin, age 44, joined the Company last year as vice president, controller. Prior to joining the Company, Ms. Lubatkin served most recently as executive director in global finance at Schering-Plough Corporation, where she held various other positions for nine years. There are no arrangements or understandings between Ms. Lubatkin and any other person pursuant to which she was selected as an officer of the Company, and Ms. Lubatkin has no reportable transactions under Item 404(a) of Regulation S-K. It is anticipated that the Company and Ms. Lubatkin will enter into an employment agreement in the near future. The employment agreement is expected to have a five year term, and to entitle Ms. Lubatkin to a starting base salary of approximately $340,000 plus a bonus at the election of the Board. She will be eligible to participate in long-term incentive plans including stock options, restricted stock and similar equity plans of the Company.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 6, 2007

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated as of: June 8, 2007

PAR PHARMACEUTICAL COMPANIES, INC. (Registrant)
/s/ Thomas Haughey
Name:	Thomas Haughey
Title:	Executive Vice President — General Counsel

EXHIBIT INDEX
     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 6, 2007